                                                    Exhibit 10(b)

                    GENERAL RELEASE AGREEMENT

      THIS GENERAL RELEASE AGREEMENT (this "Agreement") is made and entered into as of November 1, 1996 ( the "Effective Date"),
by and among   [         ],  ("[         ]"),  and   SUNRIVER
CORPORATION, a Delaware corporation ("SRC"), TradeWave Corporation, a Delaware corporation ("TWC"), and Boundless Technologies, Inc., a Delaware corporation ("BTI") (SRC, TWC, and BTI are sometimes collectively referred to in this Agreement as the "Company").

                      W I T N E S S E T H:

      WHEREAS,  [         ] serves as a member of  the  Board  of
Directors of both SRC and TWC; and

      WHEREAS,  SRC  and [        ] have entered into  a  certain
Stock Option Agreement (Incentive Stock Option) dated as of April 23, 1996 (the "Stock Option Agreement"), a copy of which is attached hereto as Exhibit A, pursuant to which SRC has granted
options to [        ] (the "Options") to purchase an aggregate of
[   ] shares of the common stock, ("Common Stock"), upon the
terms and subject to the conditions contained in the Stock Option
Agreement; and

     WHEREAS, [      ] and SRC (expressly including SRC, as the
grantor of the Options to [        ] pursuant to the Stock Option
Agreement) desire to accelerate the vesting of the Options as  to
[   ] shares of the Common Stock, to provide for the exercise of the Options as to such shares during the three-year period following the Effective Date; and

      WHEREAS,   [        ] and the Company desire to settle  any
open  issues  which  may exist between them, including,  but  not
limited  to,  any  open issues that arise  out  of  [         ]'s
service as director of SRC and TWC or his resignation as director;

      NOW, THEREFORE, in consideration of the premises and mutual promises herein contained, and other consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

     1.   VOLUNTARY RESIGNATION

      [         ],  concurrently with the Effective Date of  this
Agreement, shall voluntarily resign as a director of SRC and TWC by the delivery to the Company of a letter of resignation in the form of Exhibit B attached to this Agreement (the "Letter of Resignation"), and shall thereafter be relieved of all day-to-day duties and responsibilities as a director of SRC and TWC.

     2.   CONSIDERATION FROM THE COMPANY; CERTAIN AGREEMENTS OF
THE COMPANY

         A.    Upon  [         ]'s execution of this  Agreement
and submission of the Letter of Resignation as provided in
Section 1, the  Company  (expressly including SRC, as  the
grantor  of  the Options  to  [                            ]
pursuant to the Stock Option  Agreement)hereby  agrees  to
accelerate the vesting of the  Options  as  to [   ] shares of
the Common Stock covered by the Stock Option Agreement (the "Vested Option Shares"), with the effect that, upon the Effective Date and for the period of three years following
the  Effective Date, [        ] shall be  entitled  to purchase
the Vested Option Shares in the manner, and for the purchase price, contemplated by the Stock Option Agreement; provided, that upon the exercise of the Options as to any or all of the Vested Option Shares, [ ] and SRC will enter into an agreement in form and substance acceptable to SRC and its counsel, under
the terms of which [        ] will  agree  to  a partial lock-up
of the Vested Option Shares for a period  of  six months
following the Effective Date during which [     ]  will agree
that  he will not sell more than 50% of the Vested  Option
Shares.

      B. The Company agrees to take all reasonable steps to maintain in force and effect, for a period of not less than six years following the Effective Date, director's and officer's liability insurance policies identical to, or substantially similar to, the director's and officer's liability insurance
policies of the Company currently in effect, naming [    ] as an
insured;  provided, that the Company makes no representations and
warranties  to  [        ] with respect to  its  ability  to
obtain any such policies in the future in the event the policies currently in existence terminate or are canceled by the issuers thereof.

      C.    In the event [        ] dies before he exercises  his
rights   regarding  the  Vested  Option  Shares,   the   personal
representative of [        ]'s estate shall also have  the  right
to exercise any of the remaining Vested Options during the period of exercise provided in this Agreement.

      D. SRC, TWC, and BTI are intended to be joint obligors under this Agreement, and each of SRC, TWC, and BTI agrees that it is obligated to perform the agreements of the Company set forth in this Section 2 as if it were the "Company" named herein.

     3.   MUTUAL RELEASE

      A.    As a material inducement to the SRC, BTI, and TWC  to
enter  into  this  Agreement, [        ] hereby  irrevocably  and
unconditionally releases, acquits, and forever discharges SRC, BTI, and TWC and each of their stockholders (other than SunRiver
Group, Inc.),   predecessors,  successors,   assigns, agents,
directors, officers, employees, consultants, representatives, attorneys, parent companies, divisions, subsidiaries, and Affiliates (other than SunRiver Group, Inc.) (and agents, directors, officers, employees, representatives, and attorneys of such parent companies, divisions, subsidiaries, and Affiliates), past or present, and all persons acting by, through, under, or in concert with any of them, or any of them, including without limitation, Jeffrey Moore, Matthew Moore,, Robert Shephard, John Trube, Gerald Youngblood, Jimmy Hood, Daniel Matheson, and the law firms of Locke Purnell Rain Harrell, P.C. (including, but not limited to Daniel N. Matheson, Jane A. Matheson, and Curtis R. Ashmos) Werbel & Carnelutti (including, but not limited to Steve Davis), and Fischbein Badillo Wagner Harding (including, but not limited to Joe Cannella) (all of the foregoing are collectively called "Releasees"), from any and all charges, contracts,
complaints, claims, liabilities,   obligations,  promises,
agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, any rights arising out of alleged violations of any contract, express or implied, any covenant of good faith and fair dealing, express or implied, any tort, or any
action relating to the governance of the Company which [      ]
now  has  or  claims to have, or which [         ]  at  any  time
heretofore had, or claimed to have, against each or any of the Releasees arising out of or related to any matter, event, fact, act, omission, cause, or thing which existed, arose, or occurred on or prior to the execution of this Agreement. Without limiting
the  generality  of the foregoing, [        ] expressly  releases
Releasees from any Claim [        ] may have, or claim  to  have,
with respect to capital stock, stock options, stock warrants, or other equity securities that might have been issued or granted to
[        ] in the future by SRC.

      B.    As a material inducement to [        ] to enter  into
this Agreement, SRC, BTI, and TWC each hereby irrevocably and unconditionally releases, acquits, and forever discharge
[         ]  and  each of [        ]'s consultants and attorneys,
including without limitation, the law firms of McCamish & Groce (including, but not limited to, John McCamish, Jr. and Harold Socks) and Richards, Layton & Finger (including, but not limited to, Don Dreisbach and Tom Beck), from any and all charges,
complaints,    claims,   liabilities, obligations, promises,
agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses (including attorney's fees and costs actually incurred), of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, any rights arising out of alleged violations of any contract, express or implied, any covenant of good faith and fair dealing, express or implied, or any tort, which SRC, BTI, and TWC now has, or claims to have, or which SRC, BTI, and TWC at any time heretofore had, or claimed to have,
against [        ] or any other party released herein arising out
of or related to any matter, event, fact, act, omission, cause, or thing which existed, arose, or occurred on or prior to the execution of this Agreement.

      C. Nothing contained in this Agreement is intended to limit, or shall be construed as limiting, the right of the SRC, BTI, or TWC or [ ] to assert any claim against the other or against any other person or entity, related to any action or omission that occurs after the Effective Date, expressly including any violation of any covenant or agreement contained in this Agreement.

      D. In accordance with the terms of the Indemnification Agreement (hereinafter defined), insofar as it is applicable in a particular instance, and all applicable statutes, the Company agrees to pay the reasonable legal fees and expenses incurred by
[   ]  in  connection with any litigation  or  other  legal
proceeding  in which [        ] is a named defendant  or  witness
and  which relates to any claim or claims from which[ ]
has been released by the Company pursuant to paragraph B. of this
Section 3.   Moreover, [        ] shall be  entitled  to  select
counsel to represent [ ] in connection with [ ]'s defense of any such claim or claims, provided that such counsel selected by
[        ] must be acceptable to the Company  in  its reasonable
discretion.

      E.    Company  acknowledges that [        ] is  or  may  be
entitled to indemnification under the circumstances contemplated by a certain Indemnification Agreement (herein so called) dated
as  of September 3, 1996, between [        ] and TWC and/or  SRC,
that the Indemnification Agreement remains in effect, and that nothing contained in this Agreement is intended to modify [ ]'s rights under the Indemnification Agreement; provided that
[   ] acknowledges and agrees that the Indemnification Agreement
is limited in application to the services of [              ] as
a  director of TWC and/or SRC.  A copy of the Indemnification
Agreement  to  which [    ] is a party is  attached  to  this
Agreement as Exhibit C. In the event of any conflict between this Agreement and the Indemnification Agreement, the terms of the latter will be controlling.

     4.   NO ADMISSION OF LIABILITY

      This  Agreement  shall not in any way be  construed  as  an
admission  by the Company, [        ], or others released  herein
of  any  liability whatsoever, or as an admission by the Company,
[    ],   or  others  released herein that they  have  acted
wrongfully with respect to [        ], the Company, or any  other
person,  or that [        ], or any other person, has any  rights
whatsoever  against the Company, [        ], or  others  released
herein.   The  Company,  [        ], and others  released  herein
specifically  disclaim any liability to or wrongful acts  against
[     ],  the  Company, or any other person, on the  part  of
themselves, their partners, their officers, their employees, their attorneys, or their agents. It is understood and agreed
that  this  Agreement is made by the  Company,  [   ],  and
others released herein purely to compromise any disputed claims, avoid litigation, and obtain a resolution of any open issues between the parties.

     5.   NO COMPLAINTS FILED

      [         ]  and  the Company represent that they have  not
heretofore filed any charges or complaints against the other with
any federal,   state,  or  local  governmental,  judicial, or
administrative agencies. Each further agrees that they will not file any charges or complaints, or initiate any suit or action, against the other or others released herein; provided, that nothing contained in this Section 5 shall be deemed to prohibit any charge or complaint filed after the Effective Date for the purpose of enforcing the terms and conditions of this Agreement or of asserting damages resulting from a breach of this Agreement.

     6.   NO REPRESENTATIONS

      [         ]  and the Company each represent and acknowledge
that in executing this release they are not relying and have not relied on any representation or statement by any person or entity with regard to the subject matter.

     7.   COOPERATION

      [         ] further agrees that, without subpoena, he will,
at the Company's request and expense (such expenses including, but not limited to, attorneys' fees incurred by [ ]),testify in any judicial or administrative proceedings to which the

Company is a party with respect to any matter involving the affairs of the Company of which he has knowledge.

     8.   CONFIDENTIALITY AND NON-DISPARAGEMENT

      A.    Subject  to  the requirements of  state  and  federal
securities laws, [        ], TWC, SRC, and BTI  agree that he  or
it will keep the terms, amount, and fact of this Agreement confidential, and he or it will not disclose any information concerning this Agreement to any third person, including, but not limited to, any past or present employees of TWC, SRC and BTI, except as may be required by law and for disclosure to the several banks that are lenders to the Company.

       B.    [         ]  acknowledges  that  in  the  course  of
performance of his obligations to SRC, BTI, and TWC, he has obtained and/or been informed of certain trade secrets and valuable, confidential information of SRC, BTI, and TWC including, but not limited to, financial information, financial statements, loan transactions, customer lists, product pricing, promotional incentives, marketing strategies, and the terms of this Agreement (collectively the "Confidential Information"), which Confidential Information has been uniquely developed by SRC, BTI, and TWC and may not be readily obtained by third parties from outside sources. Therefore, as a material inducement to SRC, BTI, and TWC to enter into this Agreement,
[   ] accordingly agrees as follows:

     a. He will not, directly or indirectly, in any individual or representative capacity whatsoever, make any statement, oral or written, or perform any act or omission which is or
     could  be   detrimental  in  any  material  respect  to the
     reputation  or  goodwill  of  SRC,  BTI,  TWC,   or  of  any
     Releasee.

     b.     He   agrees   that   all   Confidential   Information
communicated to  him by, or otherwise belonging  to,   SRC, BTI,
TWC,  or  their customers, whether before,  during  or after his service as Director, shall at all times be held in strict
confidence and shall not be disclosed by [    ] without the prior
              written consent of SRC, BTI, and TWC.

      C.   SRC,  BTI,  and TWC agree that  they  will  not,
directly or indirectly, make any statement, oral or written, or perform  any  act  or omission  which  is  or  could  be
detrimental  in  any material respect to the  reputation  or
goodwill of [        ].

          9.   OWNERSHIP OF CLAIMS

     [        ] represents that he has not heretofore assigned or
transferred, or purported to assign or transfer, to any person or entity, any Claim or Claims released herein or any portion thereof, or interest therein.

     10.  SUCCESSORS

      This  Agreement shall be binding upon [         ]  and  the
Company and upon their respective heirs, administrators, representatives, executors, successors, and assigns, and shall inure to the benefit of the parties and others released herein, and each of them, and to their respective heirs, administrators, representatives, executors, successors, and assigns.

     11.  GOVERNING LAW

      THIS  AGREEMENT  SHALL  IN  ALL  RESPECTS  BE  INTERPRETED,
ENFORCED AND GOVERNED UNDER THE LAWS OF THE STATE OF TEXAS.

     12.  VENUE; SERVICE OF PROCESS

      Any  litigation arising out of or in connection  with  this
Agreement, whether initiated by [        ] or the Company,  shall
be brought in the district courts of Travis County, Texas, or in the United States District Court for the Western District of
Texas.   [    ], for himself and his successors and assigns,
hereby (a) irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State of Texas and agrees and consents that service of process may be made upon him in any legal proceeding arising out of or in connection with this Agreement by service of process as provided by Texas Law, (b)
irrevocably waives, to the fullest extent permitted by law, any objection which he may now or hereafter have to the laying of venue of any litigation arising out of or in connection with this Agreement brought in the district courts of Travis County, Texas, or in the United States District Court for the Western District of Texas, Austin, Texas, (c) irrevocably waives any claims that any litigation brought in any such court has been brought in an inconvenient forum, (d) irrevocably consents to the service of process out of any of the aforementioned courts in any such litigation by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to [ ] at his address set forth herein, and (e) irrevocably agrees that any legal proceeding against the Company arising out of or in connection with this Agreement shall be brought in the district courts of Travis County, Texas, or in the United States District Court for the Western District of Texas, Austin, Texas. Nothing herein shall affect the right of the Company to commence legal
proceedings  or  otherwise proceed  against  [    ]  in  any
jurisdiction or to serve process in any manner permitted by applicable law.

     13.  PROPER CONSTRUCTION

      A. The language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against any of the parties.

      B. The section headings used in this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify, or otherwise be used in the interpretation of any of the provisions hereof.

     14.  SEVERABILITY

      The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other provisions shall remain valid and enforceable.

     15.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document.
All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument.

     16.  ENTIRE AGREEMENT

      This Agreement sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. No amendment or modification of this Agreement shall be valid unless in writing and signed by all parties, and approved by resolution of the board of directors of SRC, TWC, and BTI as the case may be.

     17.  FULL AND INDEPENDENT KNOWLEDGE

      [         ] represents and agrees that he is fully aware of
his right to discuss any and all aspects of this Agreement with his attorney or with representatives of any federal, state, or local agency, that he has been encouraged to do so, and that he has availed himself of that right to the full extent, if any, that he desired, that he has carefully read and fully understands all of the provisions of this Agreement, and that he is voluntarily entering into this Agreement.

     18.  EFFECTIVENESS OF AGREEMENT

      Anything to the contrary contained in this Agreement to the contrary notwithstanding, this Agreement will not become effective or binding on the Company unless and until the Company receives the Letter of Resignation and similar letters of resignation, acceptable to the Company, from each of the following individuals: (i) Gerald Youngblood; (ii) Roger Hughes;
(iii) John Osborne; (iv) Roy Smith; and (v) [        ].

     19.  NOTICES AND RIGHT TO CURE

      A. Any notice, communications, consent request, or demand from one party to another must be in writing to be effective and shall be deemed to have been given on the day actually delivered personally or by facsimile, or if mailed, on the fourth business day after it is enclosed in an envelope, addressed to the party to be notified at the address indicated below, properly stamped, sealed, and deposited in U. S. mail. Either party may change its address or facsimile number for notices, at any time, by giving the other party written notice of the new address and/or facsimile number ten (10) days in advance of the date on which the party changing said address desires same to be valid for the purposes hereof. The address and facsimile number for each party is as follows:

     If to [        ]:

     As set forth on the signature page hereof.

     If to Company:

     SunRiver Corporation
     Attn.:    President
     Echelon IV, Suite 200
     9430 Research Boulevard
     Austin, Texas 78759-6543           Facsimile/ (512)349-5831

     B.   Notice of Default

      If a party to the Agreement asserts that another party has breached or is breaching the Agreement, the non-breaching party shall provide written notice of the alleged breach to the breaching party. Thereafter, the breaching party will have a period of three (3) business days to cure the breach.

     20.  COOPERATION

      A.   During the period beginning on the Effective Date, and
ending  on  December  31, 1996, [        ]  agrees  to  take  all
reasonable steps to reasonably cooperate in the transitioning of duties to new board members and to share his knowledge regarding the Company's affairs with those persons designated by the Board.

      B.    [        ] further agrees that, without subpoena,  he
will   at   the  Company's  request  and  expense  (such  expense
including,  but  not  limited  to attorney's  fees  and  expenses
incurred   by   [          ]),  testify  in   any   judicial   or
administrative proceedings to which the Company is a party with respect to any matter involving the affairs of the Company of which he has knowledge.

     PLEASE READ THIS AGREEMENT CAREFULLY.  IT CONTAINS A RELEASE
OF ALL KNOWN AND UNKNOWN CLAIMS.

      I  ACKNOWLEDGE  THAT I  HAVE CAREFULLY READ  THE  FOREGOING
AGREEMENT,  THAT I UNDERSTAND ALL OF ITS TERMS,  AND  THAT  I  AM
ENTERING INTO IT VOLUNTARILY.

      I FURTHER ACKNOWLEDGE THAT I AM AWARE OF MY RIGHT TO REVIEW
AND CONSIDER THIS AGREEMENT AND TO CONSULT WITH AN ATTORNEY ABOUT
IT,  AND  STATE THAT BEFORE SIGNING THIS AGREEMENT,  I  EXERCISED
THESE RIGHTS TO THE FULL EXTENT THAT I DESIRED.
__________________________________
[              ]
Address for notices:     _________________________
                         _________________________
                         _________________________
               Facsimile:  ________________

STATE OF TEXAS

COUNTY OF TRAVIS

      BEFORE  ME,  the  undersigned Notary Public,  on  this  day
personally appeared [        ] ("[        ]"), known to me to  be
the person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

      GIVEN  under my hand and seal of office, this ____  day  of
________________, 1996.
                              ___________________________________
                              Notary Public

                              ___________________________________
                              (Printed or Stamped Name of Notary)


                              My Commission Expires:____________

SUNRIVER CORPORATION

By:


TRADEWAVE CORPORATION                BOUNDLESS TECHNOLOGIES, INC.


By:                                  By:
   ______________________________       _________________________

                            EXHIBIT A

                     STOCK OPTION AGREEMENT

                            EXHIBIT B

                      LETTER OF RESIGNATION


                            EXHIBIT C

                    INDEMNIFICATION AGREEMENT